Exhibit 10.9

                                      AGREEMENT

                       Global Insights and Thanksgiving Coffee

          This agreement is entered into effective as of 1/1/98 between Global Insights and Thanksgiving Coffee Company Inc.

          * The basic agreement covers the same tasks to be performed by Global Insights as identified by Paul and Joan in the Thanksgiving proposal of December 26, 1997.
          * To develop the open book communications as outlined on pages 6,7,8 of Global Insights proposal
          *    Review accounting functions
          *    Negotiate bank loans and other financial agreements
          *    Establish criteria for a social and environmental audit
          *    Review SEC filings

          The base contract will be paid in the following manner:

               January   $ 6,000
               February    5,000
               March       4,000
               April       3,000
               May         3,000
               June        3,000
               July        3,000
               August      3,000
               September   3,000
               October     1,000
               November    1,000
               December    1,000

          Additional action areas shall be contracted on a project or hourly basis as required after the first quarter of 1998 at a rate of $150 per hour. These items are:

          *    Preparing the annual report
          *    Preparing for the annual meeting
          *    Preparing and/or executing a second public offering
          *    Setting up a foundation
          *    Review 1997 audit
          *    Negotiate compensation agreements
          * Negotiate strategic alliances or purchases of other companies





          Executed on the dates set forth below

          Global Insights

          Date      Jan. 5, 1998   By /s/ Larry Leigon
                                        Larry Legion

                    Jan. 5, 1998   By /s/ Roy Doughty
                                        Roy Doughty

          Thanksgiving Coffee, Inc.

          Date      Jan. 6, 1998   By /s/ Paul Katzeff
                                        Paul Katzeff

                    Jan. 6, 1998   By /s/ Joan Katzeff
                                        Joan Katzeff